UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously reported in the Current Report on Form 8-K filed March 28, 2022, on March 24, 2022, Cynthia A. Hartley, a member of the SouthState Corporation (“SouthState” or the “Company”) and SouthState Bank, N.A. Boards of Directors (the “Board”) and of the Board Compensation, Governance and Nominating, and Culture Committees, notified SouthState that she intended to retire from the Board for family health reasons.  The effective date and time of Ms. Hartley’s retirement is the close of business on April 27, 2022.

On April 27, 2022, at a meeting of the Board following the annual shareholder meeting discussed in Item 5.07 below, the Board appointed James W. Roquemore, age 67, to fill the vacancy created by Ms. Hartley’s retirement.  Mr. Roquemore is the retired Chief Executive Officer and Chairman of the Board of Directors of Patten Seed Company, Super Sod, where he served as Chief Executive Officer from 1995 until his retirement in September 2020. Currently, Mr. Roquemore serves as the President and Chairman of the Board of YC Holdings, Inc., a land holding and investment company that leases approximately 14,000 acres to Super Sod to produce turf grass and holds approximately 1,000 acres in developmental real estate.  Active in his community, Mr. Roquemore currently serves as the Chairman of the Board of Directors of Orbis Health Solutions, a company dedicated to developing immunotherapy medicines to combat disease, and as a trustee of Coker College.  Mr. Roquemore brings to the SouthState Board over 40 years of management, marketing, human resources, operations and customer service experience.  His business and personal experience in the communities in which SouthState is located provide him with an appreciation of markets that SouthState serves, and the relationships he has developed within those communities and as a result of serving on the Board of South State Bank from 1994 to 2000 enhance his leadership and consensus-building ability. Mr. Roquemore’s board term commences upon the effectiveness of Ms. Hartley’s retirement.

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on April 27, 2022.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.  A total of 68,730,651 shares of the Company’s common stock were entitled to vote as of February 28, 2022, the record date for the Annual Meeting.  There were 61,340,636 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals.  Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1:Election of Directors.  The following directors were elected to serve until the annual meeting of shareholders in 2023 or until their successors are duly designated and qualified.  Each nominee was an incumbent director, no other person was nominated, and each nominee was elected.  The number of votes cast was approximately as follows:

Nominees for Director	Votes For	Votes Withheld/Abstained	Broker Non-Votes
Ronald M. Cofield, Sr.	54,075,713	310,225	6,954,698
Shantella E. Cooper	54,060,766	325,172	6,954,698
John C. Corbett	53,803,702	582,236	6,954,698
Jean E. Davis	52,795,095	1,590,843	6,954,698
Martin B. Davis	53,936,690	449,248	6,954,698
Robert H. Demere, Jr.	53,972,681	413,257	6,954,698
Cynthia A. Hartley	52,656,419	1,729,519	6,954,698
Douglas J. Hertz	54,079,169	306,769	6,954,698
Robert R. Hill, Jr.	53,622,251	763,687	6,954,698
John H. Holcomb III	53,765,242	620,696	6,954,698
Robert R. Horger	53,684,065	701,873	6,954,698

Nominees for Director	Votes For	Votes Withheld/Abstained	Broker Non-Votes
Charles W. McPherson	52,807,277	1,578,661	6,954,698
G. Ruffner Page, Jr.	53,966,827	419,111	6,954,698
Ernest S. Pinner	53,798,091	587,847	6,954,698
John C. Pollok	53,698,959	686,979	6,954,698
William Knox Pou, Jr.	51,134,433	3,251,505	6,954,698
David G. Salyers	53,900,406	485,532	6,954,698
Joshua A. Snively	53,881,525	504,413	6,954,698
Kevin P. Walker	53,548,562	837,376	6,954,698

Proposal 2:  Compensation of Named Executive Officers.  The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s Named Executive Officers, as disclosed in the proxy statement.  The results of the vote were as follows:

Voting For	48,887,583
Voting Against	5,191,416
Abstain from Voting	306,939
Non-Votes	6,954,698
61,340,636

Proposal 3: Appointment of Independent Registered Public Accounting Firm.  The shareholders voted to ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.  The results of the vote were as follows:

Voting For	60,650,535
Voting Against	593,577
Abstain from Voting	96,524
Non-Votes	−
61,340,636

Item 9.01		Financial Statements and Exhibits.

(d) Exhibits. In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001-12669).

Exhibit No.	Description of Exhibit	Incorporated by Reference
		Form	Commission File No.	Exhibit	Filing Date	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews V
Name:	William E. Matthews V
Title:	Chief Financial Officer

Dated: April 27, 2022

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